UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

CVENT HOLDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39709	98-1560055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Greensboro Station Place 7th Floor
Tysons, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 226-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CVT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022, the Board of Directors (the “Board”) of Cvent Holding Corp. (the “Company”) appointed Julie Iskow as a member of the Board, effective immediately following the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Ms. Iskow replaced Sanju Bansal, whose term expired at the Annual Meeting. Ms. Iskow will serve as a Class I director until the Company’s 2025 Annual Meeting of Stockholders and until such time as her successor is duly elected and qualified, or until her earlier death, resignation or removal. Ms. Iskow was also appointed to serve on the Audit Committee of the Board. The Board has determined that Ms. Iskow is an independent director under applicable Nasdaq rules.

There are no arrangements or understandings between Ms. Iskow and any other person pursuant to which Ms. Iskow was selected as a director of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”)) between Ms. Iskow and the Company. In connection with Ms. Iskow’s service as a member of the Board, she will receive the same compensation paid by the Company to its non-employee directors as disclosed in the Company’s 2022 Annual Meeting Proxy Statement, filed on April 8, 2022 (the “2022 Proxy Statement”). In addition to this compensation, the Company will enter into its standard form of indemnification agreement with Ms. Iskow, the form of which was filed as Exhibit 10.5 to the Company's Current Report on Form 8-K filed with the SEC on December 14, 2021.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2022, the Company held its Annual Meeting. The proposals considered at the Annual Meeting are described in the 2022 Proxy Statement. The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below:

1.
The nominees listed below were elected as Class I Directors to serve on the Board until the Company's 2025 annual meeting of stockholders or until his or her successor is elected and qualified, with the following vote:

Name	For	Withheld	Broker Non-Votes
Betty Hung	354,099,026	3,332,901	1,380,177
Maneet S. Saroya	354,098,820	3,333,107	1,380,177

2.
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified upon the following vote:

For	Against	Abstain	Broker Non-Votes
358,808,626	3,323	155	1,380,177

3.
Stockholders voted on an advisory basis, on the preferred frequency of future advisory votes on executive compensation (i.e., “say-on-pay frequency”) as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
357,420,493	2,319	1,737	7,378	1,380,177

Based on the results of the advisory vote, and consistent with the previously approved recommendation of the Board to its stockholders, the Company has determined to conduct an advisory vote on executive compensation every year until the next advisory vote on the frequency of conducting future advisory votes on executive compensation, which is expected to occur no later than the Company’s 2028 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CVENT HOLDING CORP.

Date:	May 23, 2022	By:	/s/ William J. Newman, III
William J. Newman, III, SVP and Chief Financial Officer